SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 7, 2004

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2004, Sirenza Microdevices, Inc. (the “Company”) entered into an Agreement and Plan of Reorganization, by and among the Company, Comet Acquisition Corporation, a California corporation and wholly owned subsidiary of Sirenza (“Merger Sub”), ISG Broadband, Inc., a California corporation (“ISG”), California Eastern Laboratories, a California corporation (“CEL”), U.S. Bank, N.A. as escrow agent, and CEL as securityholder agent (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will acquire ISG for approximately $7,000,000 in cash due at closing, with additional cash consideration of up to $7,150,000 for the achievement of margin contribution objectives for periods through December 31, 2007 (the “Acquisition”). The aggregate cash proceeds due at closing noted above will be adjusted downward for certain transaction expenses incurred by ISG in excess of $500,000 and will be subject to a $700,000 escrow. The Boards of Directors of both the Company and ISG approved the Acquisition and, concurrently with the execution of the Merger Agreement, CEL, the controlling stockholder of ISG, delivered its consent in favor of the approval and adoption of the Merger Agreement and related matters contemplated by the Merger Agreement. The consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions.

The summary of the transaction described above is qualified by reference to the Merger Agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization dated as of December 7, 2004, by and among ISG Broadband, Inc., Sirenza Microdevices, Inc., Comet Acquisition Corporation, California Eastern Laboratories, U.S. Bank, N.A, as escrow agent and California Eastern Laboratories, as securityholder agent. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Susan P. Krause
Susan P. Krause
Vice President, General Counsel and Secretary

Date: December 10, 2004

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization dated as of December 7, 2004, by and among ISG Broadband, Inc., Sirenza Microdevices, Inc., Comet Acquisition Corporation, California Eastern Laboratories, U.S. Bank, N.A, as escrow agent and California Eastern Laboratories, as securityholder agent. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)